1999
Annual
Report

American Fidelity
Dual Strategy Fund, Inc.

January, 2000

Dear Participant:

The U.S. equity markets rallied sharply to new highs during the fourth quarter, capping off a record five-year advance. An ideal combination of rapid economic expansion, double-digit corporate profit growth and restrained inflation helped to drive all the major market indices to new record highs. American Fidelity Dual Strategy Fund, Inc. reported a net asset value increase of 18.5% for the year ended December 31, 1999.

U.S. economic growth rebounded sharply in the second half, led by strong consumer and business spending. We expect real Gross Domestic Product for 1999 to be just shy of 1998's robust 4.3% growth rate due to strong holiday spending, Y2K inventory building and increased spending on capital goods. As we begin the new year, we expect the pace of economic growth to slow from the unsustainable levels of the past few years. Higher interest rates will temper housing and capital goods spending while consumer spending will be challenged by the fact that income growth has not kept pace with spending growth.

Inflation rates, as measured by the Consumer Price Index ("CPI"), rose at a 2.7% year-over-year rate for 1999 versus 1.6% at the end of 1998, primarily due to the sharp rise in energy costs. However, excluding the price increases in oil, "core" inflation actually declined in 1999 to 1.9%. This is the slowest rate of advance in 34 years. Stronger than expected economic growth and tight labor markets have failed to ignite a significant increase in the rate of inflation, largely due to rising productivity, a stronger dollar and ample global manufacturing capacity. We expect the overall CPI in 2000 to remain relatively unchanged versus 1999 levels, as a rise in core inflation rates is partially offset by softer energy prices.

The yield on the 30-year U.S. Treasury Bond continued to move higher during the fourth quarter, ending the year at 6.48% versus 5.08% at the end of 1998. The Federal Reserve pushed short-term interest rates higher during the year with three separate .25% increases of the Federal Funds rate. We believe the Federal Reserve will focus future policy decisions largely on how well the tight labor markets react to continued strong economic growth, and we would not be surprised by a further tightening in short-term rates in the first half of the year. However, we believe long-term interest rates could decrease over the latter part of the first quarter as economic growth shows signs of moderating. During the second half of the year, we expect rates to trend somewhat higher, reflecting a firming global recovery and a moderate rise in inflationary pressures.

The exceptionally strong fourth quarter and year for the technology laden NASDAQ Composite masked a generally weak overall tone for the balance of the market. This was evidenced by the fact that over 50% of the stocks in the S&P 500 were down for the year. While continued narrow market breadth raises some increased concerns that stock prices could correct over the near-term, we expect broader market participation over the next year as earnings growth spreads to other areas of the economy.

As we enter 2000, we believe the prospects for the U.S. equity markets remain favorable over the longer term. Strong economic growth coupled with low inflation have led to record levels of real returns on equity and expanding profit margins for corporate America. Our major concerns for the new year arise from potentially higher interest rates, the uncertain political climate and the valuation differential between technology and other sectors of the market.

If you have any questions about your account, please let us know.

                                  Sincerely,

                                  JOHN W. REX
                                  John W. Rex, President
                          American Fidelity Dual Strategy
                                    Fund, Inc.

                 AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                     SCHEDULE OF PORTFOLIO INVESTMENTS
                            December 31, 1999

                                                           Market Value
                                       Shares or     -----------------------
                                       Principal               Percentage of
COMMON STOCKS:                           Amount       Amount     Net Assets
----------------------------------------------------------------------------
Business Services:
      Automatic Data Processing          68,000      3,663,500
      Computer Associates International,
        Inc.                             25,800      1,804,375
      Computer Sciences Corporation*     36,000      3,406,500
      Compuware Corporation*             30,000      1,117,500
      Interpublic Group of Companies,
        Inc.                            112,000      6,460,944
      Microsoft Corporation*             81,800      9,550,150
      Sungard Data Systems*              45,000      1,068,750
      Sterling Commerce, Inc.            30,000      1,021,860
      WPP Group PLC**                    71,000      5,901,875
                                                    ----------
                                                    33,995,454     14.83%
Electronic & Other Electric Equipment:
      General Electric Company           61,600      9,532,600
      Intel Corporation                  90,400      7,441,005
      Koninkiijke Philips Electronics,
        N.V.**                           34,040      4,595,400
      Lucent Technologies                67,000      5,012,404
      Nokia Corporation**                12,000      2,280,000
                                                    ----------
                                                    28,861,409     12.59%
Chemicals & Allied Products:
      Abbott Laboratories                33,600      1,220,083
      Avery Dennison Corporation         55,800      4,066,425
      Bristol-Myers Squibb Company       76,800      4,929,562
      Eil Lilly and Company              63,800      4,242,700
      Merck & Company Inc.               23,400      1,569,250
      Pfizer, Inc.                       43,800      1,420,741
                                                    ----------
                                                    17,448,761      7.61%
Petroleum Refining & Related Industries:
      Chevron Corporation                31,600      2,737,350
      Coastal Corporation                46,000      1,630,102
      Conoco, Inc.-Class B               38,688        962,364
      Exxon Mobil Corporation            27,723      2,233,420
      Royal Dutch Petroleum**            68,200      4,121,803
      Texaco, Inc.                       75,700      4,111,418
                                                    ----------
                                                    15,769,457      6.89%
Insurance Carriers:
      AFLAC, Inc.                        84,800      4,001,458
      American General Corporation       42,000      3,186,750
      American International Group       36,562      3,953,266
      MGIC Investment Corporation        43,000      2,588,041
                                                    ----------
                                                    13,729,515      5.99%
Depository Institutions:
      Bank of America Corporation        62,032      3,113,200
      The Chase Manhattan Corporation    36,300      2,820,038
      Citigroup, Inc.                    61,000      3,389,282
      First Union Corporation            29,484        967,429
      J.P. Morgan & Company, Inc.        10,000      1,266,250
      Regions Financial Corporation      17,600        442,200
      Wachovia Corporation               20,000      1,360,000
                                                    ----------
                                                    13,358,399      5.83%
Industrial Machinery & Equipment:
      Cisco Systems, Inc.*               52,400      5,613,350
      Hewlett-Packard Company            16,400      1,868,567
      United Technologies Corporation    76,000      4,940,000
                                                    ----------
                                                    12,421,917      5.42%
General Merchandise Stores:
      Dayton Hudson Corporation         108,000      7,931,196
      Dollar General                     47,500      1,080,625
                                                    ----------
                                                     9,011,821      3.93%
Communications:
      Bell Atlantic Corporation          31,792      1,957,179
      GTE Corporation                    34,800      2,455,558
      MCI Worldcom, Inc.*                28,500      1,512,267
      SBC Communications Inc.            59,182      2,885,122
                                                    ----------
                                                     8,810,126      3.84%
Non-Depository Institutions:
      American Express Company           19,600      3,258,500
      FNMA                               34,400      2,147,833
      MBNA Corporation                   87,750      2,391,187
                                                    ----------
                                                     7,797,520      3.40%
Miscellaneous Manufacturing Industries:
      Tiffany & Company                  56,400      5,033,700
      Tyco International, Ltd.**         58,000      2,254,750
                                                    ----------
                                                     7,288,450      3.18%
Food & Kindred Products:
      Anheuser-Busch Companies, Inc.     31,000      2,197,125
      The Coca-Cola Company              32,800      1,910,600
      Pepsico, Inc.                      73,000      2,573,250
                                                    ----------
                                                     6,680,975      2.91%
Paper & Allied Products:
      Kimberly-Clark Corporation         45,000      2,936,250
      Willamette Industries              47,000      2,182,539
                                                    ----------
                                                     5,118,789      2.23%
Electric, Gas, Sanitary Services:
      Duke Energy Company                37,000      1,854,625
      Northern States Power Company      45,000        877,500
      Teco Energy, Inc.                  55,500      1,030,191
      Texas Utilities Company            34,500      1,226,889
                                                    ----------
                                                     4,989,205      2.18%
Holding Companies and Other Investment Offices:
      Archstone Communities Trust        40,000        820,000
      Duke-Weeks Realty Corporation      30,000        585,000
      First Industrial Realty Trust      35,000        960,295
      Mack-Cali Realty Corporation       31,400        818,347
      Simon Property Group, Inc.         30,000        688,110
      Spieker Properties, Inc.           24,000        874,488
                                                    ----------
                                                     4,746,240      2.07%
Nondurable Goods-Wholesale:
      Cardinal Health, Inc.              97,700      1,196,875
      Safeway, Inc.*                     25,000      3,474,407
                                                    ----------
                                                     4,671,282      2.04%
Transportation Equipment:
      Ford Motor Company                 28,000      1,496,236
      Honeywell International Inc.       53,000      3,057,411
                                                    ----------
                                                     4,553,647      1.99%
Miscellaneous Retail:
      Costco Wholesale Corporation*      48,900      4,462,125
                                                    ----------
                                                     4,462,125      1.95%
Durable Goods Wholesale:
      Johnson & Johnson                  44,000      4,097,500
                                                    ----------
                                                     4,097,500      1.79%
Building Materials, Hardware and Gardening Supplies:
      Home Depot, Inc.                   54,000      3,702,348
                                                    ----------
                                                     3,702,348      1.61%
Home Furniture and Equipment Store:
      Circuit City Stores-Circuit
        City Group                       56,000      2,523,472
                                                    ----------
                                                     2,523,472      1.10%
Rubber and Miscellaneous Plastic Products:
     Sealed Air Corporation              42,000      2,176,104
                                                    ----------
                                                     2,176,104      0.95%
Personal Services:
      H & R Block Inc.                   39,300      1,719,375
                                                    ----------
                                                     1,719,375      0.75%
Security and Commodity Brokers:
      The Charles Schwab Corporation     41,000      1,573,375
                                                    ----------
                                                     1,573,375      0.69%
Eating and Drinking Places:
      McDonald's Corporation             32,000      1,289,984
                                                    ----------
                                                     1,289,984      0.56%
Transportation by Air:
      Delta Air Lines, Inc.              24,000      1,195,488
                                                    ----------
                                                     1,195,488      0.52%
Oil and Gas Extraction:
      Atlantic Richfield Company         13,000      1,124,500
                                                    ----------
                                                     1,124,500      0.49%
Primary Metal Industries:
      Engelhard Corporation              58,000      1,094,750
                                                    ----------
                                                     1,094,750      0.48%
                                    -------------------------------------
Total Common Stocks
  (Cost-$192,175,615)                $3,750,353   $224,238,989     97.82%
                                    -------------------------------------
SHORT-TERM INVESTMENTS:
 Associates Corporation of North America
 Master Note Fltg (5.01% at 12/31/99) 4,774,032      4,774,032      0
                                    -------------------------------------
      Total Short-Term Investments:                 $4,774,032      2.08%
                                    -------------------------------------
      Total Investments:                          $229,013,021     99.90%
      Other Assets and Liabilities, net:              $240,391      0.10%
                                    -------------------------------------
      Total Net Assets:                           $229,253,412    100.00%
                                    =====================================
*  Presently not producing dividend income
** Foreign Investments

               STATEMENT OF ASSETS AND LIABILITIES

                                            December 31, 1999
                                            -----------------
ASSETS:
Cash                                                    $0
Investments at market value
  (cost $196,949,647)                         $229,013,021
Accrued interest and dividends                     240,391
                                               -----------
      Total Assets:                            229,253,412

LIABILITIES:
      Total Liabilities:                                 0
                                               -----------
NET ASSETS                                    $229,253,412
                                               ===========

Composition of net assets:
  Net capital paid in on shares of capital
   stock                                      $194,288,069
  Undistributed net investment income            2,012,121
  Accumulated net realized gains                   889,848
  Unrealized appreciation on investments        32,063,374
                                               -----------
  Net assets (equivalent to $11.847 per share
   based on 19,351,516 shares of capital
   stock outstanding)                         $229,253,412
                                               ===========
See accompanying notes to financial statements.

                STATEMENT OF OPERATIONS

                                      Year Ended December 31, 1999
                                      ----------------------------
INVESTMENT INCOME:
  Income:
    Dividends                                   $2,783,854
    Interest                                       252,302
                                                ----------
                                                 3,036,156
  Expenses:
    Investment management fees (note 2)          1,024,035
                                                ----------
    NET INVESTMENT INCOME                        2,012,121


REALIZED GAIN ON INVESTMENTS:
  Proceeds from sales                           73,672,594
  Cost of securities sold                       72,782,746
                                                ----------
    NET REALIZED GAINS                             889,848

UNREALIZED APPRECIATION
ON INVESTMENTS:
  End of year                                   32,063,374
  Beginning of year                                      0
                                                ----------

    INCREASE IN UNREALIZED APPRECIATION         32,063,374

    NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                  $34,965,343
                                               ===========
See accompanying notes to financial statements.

            STATEMENT OF CHANGES IN NET ASSETS

                                        Years Ended December 31,
                                        ------------------------
                                                    1999
                                                    ----
Increase in net assets from operations:
  Net investment income                       $  2,012,121
  Net realized gains on investments                889,848
  Increase in unrealized appreciation
    of investments                              32,063,374
                                               -----------
  Net increase in net assets
    resulting from operations                   34,965,343
                                               -----------

Changes from capital stock transactions:
  Shares sold                                  199,004,011
  Shares redeemed                                4,715,942
                                               -----------

Increase in net assets derived from
  principal transactions                       194,288,069
                                               -----------
    Increase in net assets                     229,253,412

NET ASSETS:
  Beginning of year                                      0
                                               -----------
  End of year                                 $229,253,412
                                               ===========

CAPITAL STOCK SHARES:
  Shares sold                                   19,791,437
  Shares issued in reinvestment of dividends
    and distribution                                     0
  Shares redeemed                                 (439,921)
                                               -----------
  Outstanding, end of year                      19,351,516
                                               ===========
See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                            Per Accumulation Unit Income and Capital Changes
                                           Year Ended December 31,
                                  ----------------------------------------
                                  1999     1998*    1997*    1996*    1995*
                                  ----     ----     ----     ----     ----

                          INVESTMENT INCOME AND EXPENSES:
  Investment Income           $.1603    $.3370    $.3284    $.2817    $.2163
  Operating Expenses           .0541     .3141     .2576     .1882     .1364
                               -----     -----     -----     -----     -----
  Net Investment Income        .1062     .0229     .0708     .0935     .0799

CAPITAL CHANGES:
Net realized and unrealized
  gains(losses) from
   securities                 1.7406    4.8468    4.0535    3.0468    3.0251
                              ------    ------    ------    ------    ------
Net increase(decrease) in
  accumulation unit value     1.8468    4.8697    4.1242    3.1403    3.1050
Accumulation unit value,
  beginning of period        10.0000   19.4632   15.3389   12.1986    9.0936
                             -------   -------   -------   -------    ------
Accumulation unit value,
  end of period             $11.8468  $24.3329  $19.4632  $15.3389  $12.1986
                             =======   =======   =======   =======   =======
NUMBER OF ACCUMULATION
  UNITS OUTSTANDING,
   END OF PERIOD*                    7,584,332 7,043,575 6,443,056 5,996,795
                                     ========= ========= ========= =========

Net Assets outstanding
  end of period          229,253,412

RATIOS:
Ratio of expenses to
  average net assets           .5000%   1.4603%   1.4603%   1.3777%   1.2880%
Ratio of net investment income
  to average net assets        .9840%   0.1070%   0.4042%   0.6850%   0.7542%
Portfolio turnover rate         37.5%     40.1%     26.6%     36.9%     66.1%

See accompanying notes to financial statements.
*1995-1998 reflects financial highlights of American Fidelity Variable Annuity Fund A. (Note 1)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
American Fidelity Dual Strategy Fund (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-ended diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company
(AFA). Effective January 1, 1999, Variable Annuity Fund A was converted to a unit investment trust, known as American Fidelity Separate Account A (Account A), a separate account of AFA. Also effective January 1, 1999, the Fund was established and Separate Account A transferred its investment portfolio to the Fund in exchange for shares of the Fund.

The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income.
In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

Investments
Investments in corporate stocks are valued by Merrill Lynch
Pricing Service. Securities for which published quotations are not available are valued at the quotation obtained from Bloomberg L.P. Short-term investments are valued on the basis of amortized cost, which approximates market, and include all investments with maturities less than one year.

The Fund's portfolio of investments is diversified such that not more than five percent (5%) of the value of the total assets of the Fund are invested in any one issuer and not more than twenty-five percent (25%) are invested in any one industry or group of industries. Management does not believe the fund has any significant concentrations of credit risk.

Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first in, first out basis. Security transactions are accounted for on a trade-date basis.

Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income. The Fund does not expect these costs to be significant.

The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net assets value.

In 1999, the cost of purchases and proceeds from sales of securities, other than short-term securities, were $264,958,361 and $73,672,594, respectively.

At December 31, 1999, the cost basis of investments for financial reporting purposes equaled the cost basis for federal income tax purposes. The gross unrealized appreciation and depreciation on investments at December 31, 1999, were $42,760,541 and ($10,697,167), respectively.

Income Taxes
Management of the Fund believes that the Fund will continue to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code. Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

The Fund receives investment management and advisory services under a management agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund's average daily net assets. AFA has engaged two sub-advisors who receive fees equal to 0.30% and 0.38%, respectively, of the Fund's daily net assets. The sub-advisors' fees are paid by AFA.

AFA pays all other expenses of the Fund except investment advisory fees and investment transactions costs. The Fund will not reimburse AFA at a later time for any such amounts.

Certain officers and directors of the Fund are also officers and directors of AFA.

Year 2000 Risks (unaudited)
Like other variable annuity funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by AFA and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." AFA has had a formal project team (including 22 information systems professionals) working to correct the problem since 1996. In the briefest terms, the correction is to change all date-related fields in AFA's computer systems to four digits instead of two digits. At the same time, all relationships with systems outside AFA must be checked for the same change and all must be tested to determine that relationships continue to be compatible. Conversion efforts were complete at December 31, 1999. AFA and the Fund have not experienced any significant difficulties to date relating to Year 2000 issues, and management does not expect Year 2000 issues to have a significant impact on AFA's or the Fund's operations subsequent to December 31, 1999.


INDEPENDENT AUDITORS' REPORT
Board of Directors and Shareholders
American Fidelity Dual Strategy Fund:

We have audited the accompanying statement of assets and liabilities of American Fidelity Dual Strategy Fund (the
Fund), including the Schedule of Portfolio Investments, as of December 31, 1999, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Dual Strategy Fund as of
December 31, 1999, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                              KPMG LLP

January 17, 2000


PARTICIPANTS' BENEFITS

As a participant of American Fidelity Dual Strategy Fund,
Inc., you benefit from a number of valuable and helpful services which help you meet your investment needs. Some of the services you currently enjoy are the following:

RE-INVESTMENT WITHOUT CHARGE
Dividends and interest from investment income as well as capital gain contributions are automatically re-invested without charge.

PROFESSIONAL MANAGEMENT
Knowledgeable, full-time management constantly monitors market opportunities for your fund.

CAPITAL FULLY INVESTED
Accumulation units are issued in full and fractional amounts so that your net payments are immediately available for investment purposes.

STATEMENT OF ACCOUNT
You will receive statements of account each year. These statements are a valuable, permanent, personal record. In the event that you should have occasion to redeem some of your accumulation units, you are also provided with the proper tax form for your convenience in filing your income tax return.

SYSTEMATIC RETIREMENT OPTIONS
At your retirement a range of pay out options is available in order to tailor your retirement income payments as closely as possible to your needs.

PERSONAL SERVICE
Continuous personal service is available to you through the team of American Fidelity trained salaried representatives or directly from the Annuity Services Department in our Home
Office.

Board of Directors    JOHN W. REX, Chairman
American Fidelity       President and Director
Dual Strategy           American Fidelity Assurance
Fund, Inc.              Company
                      DANIEL D. ADAMS, JR., Secretary
                        Vice President and Investment
                        Officer
                        American Fidelity Assurance Company
                      JEAN G. GUMERSON
                        President and Chief Executive
                        Officer
                        Presbyterian Health Foundation
                      GREGORY M. LOVE
                        President and Chief Operating
                        Officer
                        Love's Country Stores, Inc.
                      J. DEAN ROBERTSON, D.D.S., M. Ed.
                        Pediatric Dentistry
                        Private Practice
                      G. RAINEY WILLIAMS, JR.
                        President and Chief Operating
                        Officer, Marco Holding Corporation
-----------------------------------------------------------
Safekeeping of
  Securities          InvestTrust, N.A.
                        Oklahoma City, Oklahoma
-----------------------------------------------------------
Independent Auditors  KPMG, LLP
                        Oklahoma City, Oklahoma
-----------------------------------------------------------
Investment Manager    American Fidelity Assurance Company
                        Oklahoma City, Oklahoma
-----------------------------------------------------------
Investment Sub-
  Advisors            Lawrence W. Kelly & Associates, Inc.
                        Pasadena, California
                      Todd Investment Advisors, Inc.
                        Louisville, Kentucky
-----------------------------------------------------------
Board of Directors    LYNDA L. CAMERON
American Fidelity       President
Assurance Company       Cameron Equestrian Centers, Inc.
                      WILLIAM M. CAMERON
                        Chairman of the Board and Chief
                        Executive Officer
                        American Fidelity Assurance Company
                      WILLIAM E. DURRETT
                        Senior Chairman of the Board
                        American Fidelity Assurance Company
                      WILLIAM A. HAGSTROM
                        Chairman and Chief Executive
                        Officer
                        The Women's Care Network
                      DAVID R. LOPEZ
                        President, Texas Operations
                       Southwestern Bell Telephone
                      PAULA MARSHALL-CHAPMAN
                        Chief Executive Officer
                        The Bama Companies, Inc.
                      JOHN W. REX
                        President and Chief Operating
                        Officer
                        American Fidelity Assurance Company
                      GALEN P. ROBBINS, M.D.
                        Physician
                      JOHN D. SMITH
                        Director and President
                        John D. Smith Developments, Inc.


FOR MORE INFORMATION

To obtain information:

By telephone
Call 1-800-662-1106

By mail Write to:
American Fidelity
Dual Strategy Fund, Inc.
P.O. Box 25520
Oklahoma City, OK 73125-0520

By E-mail Send your request to:
va.help@af-group.com

On the Internet Text-only versions of fund documents can be viewed online or downloaded from the SEC's web site:
//www.sec.gov

You may also obtain copies of fund documents by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

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